Filed with the Securities and Exchange Commission on December 15, 2004

1933 Act Registration File No. 33-20158
1940 Act File No. 811-5469

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 26	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 26	☒

WEXFORD TRUST
(Exact Name of Registrant as Specified in Charter)

3000 Stonewood Drive, Suite 310
Wexford, PA 15090-8388
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (724) 935-5520 or (800) 860-3863

Ronald H. Muhlenkamp
3000 Stonewood Drive, Suite 310
Wexford, PA 15090-8388
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

It is proposed that this filing will become effective

_____	immediately upon filing pursuant to paragraph (b)

_____	on ____________ pursuant to paragraph (b)

__X__	60 days after filing pursuant to paragraph (a)(1)

_____	on ____________ pursuant to paragraph (a)(1)

_____	75 days after filing pursuant to paragraph (a)(2)

_____	on ____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

____	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO]Muhlenkamp Fund

Intelligent Investment Management

P R O S P E C T U S

February ___, 2005

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: www.muhlenkamp.com

INVESTMENT OBJECTIVE:
Maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these securities, or pass upon the accuracy or adequacy of the content of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND BASICS	2
PAST PERFORMANCE	3
FUND EXPENSES	4
MANAGEMENT	5
SHAREHOLDER INFORMATION	6
SHAREHOLDER SERVICES AND COMMUNICATIONS	13
DISTRIBUTIONS AND TAXES	13
FINANCIAL HIGHLIGHTS	15

Please See the Fund’s Privacy Policy on the Inside Back Cover of this Prospectus.

1

FUND BASICS

INVESTMENT OBJECTIVE
The investment objective of the Muhlenkamp Fund (the “Fund”) is to maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.

PRINCIPAL STRATEGIES
To pursue its goal, the Fund principally invests in a diversified list of common stocks. The Fund invests primarily in companies determined by the Fund’s Adviser to be highly profitable, yet undervalued. The Adviser looks for those companies it believes to have above average profitability, as measured by corporate return on equity (ROE), that sell at below average prices as measured by price to earnings ratios (P/E). Company size, based on market capitalization, is of little importance to the Adviser.

The Fund does not subscribe to the philosophy that stocks can be acquired and held forever; however, the Adviser purchases stocks for the Fund that it intends to hold at least three to five years. While short-term swings in the marketplace are not ignored, they are subordinate to the quest for long-term values.

The Fund will sell a stock when the Adviser believes the company’s intrinsic value has been fully realized by the market, earnings disappoint, growth prospects dim due to changing market or economic conditions, or the company falls short of the Adviser’s expectations.

The Fund may purchase fixed-income or debt securities from time to time as substitutes for stocks when the Fund’s Adviser determines that market conditions warrant their purchase.

Under adverse market conditions the Fund may take temporary defensive measures such as holding cash reserves without limit. In taking such measures, the Fund may not achieve its investment objective.

The Fund intends to invest for the long-term, but may sell stocks and other securities regardless of how long they have been held. Over the Fund’s lifetime, the average portfolio turnover has been less than 30% per year.

PRINCIPAL RISKS
Historically common stocks have outperformed other types of investments; however, stock prices will fluctuate in the short-term. Like any investment, an investment in the Fund is subject to risk. The value of your investment can go up or down. This means that you could lose money.

Stock Market Risks
Stocks are selected by the Adviser based upon what the Adviser believes to be their potential for long-term growth; however, there can be no assurance that the objective will be met. The Fund is subject to risks that affect common stocks in general, such as economic conditions and adverse changes (generally increases) in interest rates. Investments in value stocks are subject to the risk that the market may never realize their value, or their prices may go down. Short-term volatility often accompanies a long-term approach to investing. These and other factors could adversely affect your investment.

2

Bond Market Risks
The Fund’s investment in bonds may be subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

For your information
An investment in this Fund is not a bank deposit. It is not FDIC insured or government endorsed. It should be considered a “long-term” investment, an investment for a period of three or more years.

PAST PERFORMANCE

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund’s performance in each calendar year over a ten-year period. The table shows how the Fund’s average annual total returns for one, three, five, and ten calendar years, and since the Fund’s inception compared with those of a broad-based securities market index. All presentations below assume reinvestment of dividends and distributions. Keep in mind that the Fund’s past performance, before and after taxes, does not indicate how it will perform in the future.

Year-to-Year Total Return
(as of 12/31 each year)

During the 10-year period shown in the bar chart, the highest return for a quarter was 27.51% (quarter ending 6/30/03) and the lowest return for a quarter was -21.53% (quarter ending 09/30/02).

3

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/2004

	One Year	Past 3 Years	Past 5 Years	Past 10 Years	Since Inception (11/01/88)
Muhlenkamp Fund
Return Before Taxes	48.07%	9.04%	12.60%	14.85%	14.45%
Return After Taxes on Distributions*	48.07%	9.04%	12.29%	14.52%	14.04%
Return After Taxes on Distributions and Sale of Fund Shares*	31.25%	7.78%	10.90%	13.26%	13.08%
S&P 500 Index**	28.67%	-4.04%	-0.57%	11.05%	12.24%

*	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

**	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

FUND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below and example that follows. In the table you will see the fees and expenses you would incur if you bought and held shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of the Fund assets, so their effect is included in the Fund’s share price.

SHAREHOLDER FEES* (expenses that are deducted from your account)
Sales Charge (Load) Imposed on Purchases	NONE
Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Deferred Sales Charge (Load)	NONE
Redemption Fees	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees	1.00%**
Distribution (12b-1) Fees	NONE
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.18%

*	Investors may be charged an annual account maintenance fee if their account falls below the established minimums. Investors may be charged a fee by their broker if they effect transactions through a broker or agent. There are certain annual charges and other fees associated with retirement accounts offered by the Fund.

4

**	Effective January 1, 2005, the Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund’s net assets up to $1 billion and 0.9% per annum on Fund assets in excess of $1 billion. The management fee reflected above is for the Fund’s prior fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

MANAGEMENT

The Adviser for the Fund is Muhlenkamp & Co., Inc., 3000 Stonewood Drive, Suite 310, Wexford, Pennsylvania, 15090-8317, a Pennsylvania corporation principally owned by Ronald H. Muhlenkamp. For the fiscal year ended December 31, 2004, the Adviser received management fees of 1% per annum of the Fund’s average daily market value of its net assets. Effective January 1, 2005, the Fund’s management fee is 1% per annum of the average daily market value of the Fund’s net assets up to $1 billion and 0.9% per annum of those net assets in excess of $1 billion. Under terms of the advisory agreement, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund’s net assets. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be paid by the Adviser.

Muhlenkamp & Co., Inc. and its principal, Ronald H. Muhlenkamp, have served as portfolio manager and/or Adviser to corporations, individuals, pension and profit-sharing plans and endowment funds since 1978. Mr. Muhlenkamp has been active since 1968 in the field of investment research and/or portfolio management, both privately and as an officer in charge of management of corporate monies. As of the date of this Prospectus, Muhlenkamp & Co., Inc. is under contract to provide investment management and advice to individual and institutional clients, in addition to the Fund. The adviser is registered with the SEC under the Investment Advisers Act of 1940.

In addition to the above duties, Mr. Muhlenkamp is the President and Director of the Adviser and is the principal in charge of all of its investment management and research activities.

Mr. Muhlenkamp holds an engineering degree from The Massachusetts Institute of Technology, an MBA from The Harvard Business School, and he has earned the Financial Analyst Federation’s designation as a Chartered Financial Analyst. Ron Muhlenkamp’s long-term investment assets are invested in the Muhlenkamp Fund.

5

SHAREHOLDER INFORMATION

Pricing Policy
You pay no sales charges of any kind to invest in this Fund. Your price for Fund shares is the Fund’s net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 P.M. Eastern Time) every day the New York Stock Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. The Fund’s investments are valued based on market price, or when market quotations are not readily available, upon fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees. Use of these procedures is intended to result in more appropriate net asset values. Fair value pricing may result in a value that is different from a security’s most recent closing price and from other prices used by other mutual funds to calculate their net asset value.

Purchasing Shares
You may open an account with an initial investment of $1,500. If you choose to participate in the Automatic Investment Plan (AIP), the minimum initial investment is $200. The AIP requires a minimum investment of $50 per month automatically deducted from your checking or savings account. Once your account has been opened with the $200 reduced minimum initial investment, you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the Plan, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-800-860-3863. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.

Once your account has been opened, you may make additional investments to your account, subject to a $50 minimum. Subsequent investments can be made by check, wire transfer, Electronic Funds Transfer (EFT), or AIP. All investments must be made in U.S. dollars by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer, Electronic Funds Transfer (EFT) or by AIP. The Fund will not accept payment in cash or money orders. The Fund will accept payment by cashier’s checks only in amounts of $10,000 or more. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result of insufficient funds or due to a stop payment.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will obtain, verify and record certain information provided on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at 1-800-860-3863 if you need additional assistance when completing your application.

6

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until sufficient information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

Selling Shares
You may sell all or some of your shares, by mail or telephone, on any day that the Fund is open for business. Your shares will be sold at the next calculated NAV after the Fund’s transfer agent accepts your order. You will generally receive the proceeds within a week. You may receive your payment by check, wire transfer, or EFT (if previously enrolled in this program). The Fund reserves the right to delay sending out redemption proceeds for up to seven calendar days. Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, there may be a delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

To protect the Fund and its shareholders, a signature guarantee is required in the following situations:

•	If the ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Fund’s transfer agent within the last 15 days;
•	When adding a telephone redemption to an existing account;
•	When adding or changing federal wire or electronic funds transfer instructions on an account; and/or
•	For all redemptions of $50,000 or more from any account.

Signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution.” These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Individual Retirement Accounts (IRAs)
The Fund offers IRAs to any employed individual and his or her spouse. These include Traditional IRAs, Roth IRAs, SEP-IRAs, SIMPLE-IRAs, and Spousal IRAs. Existing IRAs may be transferred or rolled over to a Muhlenkamp Fund IRA. Assets held in a previous employer’s qualified retirement plan may also be rolled over into a Muhlenkamp Fund IRA. The forms and disclosures needed before investing IRA money in Fund shares may be obtained by calling the Fund at 1-800-860-3863.

7

Systematic Withdrawals
Shareholders with accounts that have an account value of at least $5,000* may direct that the Fund make a systematic periodic withdrawal of any amount to any designated payee. To take advantage of this service, you must make your request in writing, and provide the signature(s) of the account owner(s) exactly as the account is registered. Requested withdrawals require that shares be redeemed each period to raise money to make the payments. These redemptions may be a taxable event for you. You may receive your periodic withdrawal by check or EFT, if enrolled in this program. You may change the amount or frequency of withdrawal payments, or terminate the plan by notifying the transfer agent five days prior to the next payment.
* The $5,000 minimum requirement is waived for IRA accounts.

Telephone Requests
The Fund will automatically establish a telephone redemption option on your account, unless you instruct otherwise on your application, or in writing. The Fund will not be responsible for any account losses due to telephone fraud, as long as the Fund has taken reasonable steps to verify the redemption order. The Fund may require, for example, that you provide your account number, name and address exactly as registered on the account, and the primary Social Security or Employer Identification Number as registered on the account.

To purchase shares via telephone, you must first enroll in the EFT program. Upon receiving a telephone purchase request, the Fund will electronically transfer the assets from your bank account. Investors may purchase additional shares of the Fund, on-demand, by calling 1-800-860-3863. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

A Note on Unusual Circumstances: The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, the Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission (“SEC”). If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling shares by mail in this section.

Minimum Account Balance
By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more; an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. Such fees will be used to lower Fund expenses. The Fund will check accounts and charge this fee annually.

8

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may harm fund performance. The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order from any shareholder the Fund believes has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.

Redemption Fees
Effective April 1, 2005, the Fund will impose a fee in an amount equal to 2.00% of the proceeds of a share redemption made within 30 days of purchase of the redeemed shares. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” who engage in the frequent purchase and sale of Fund shares. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Although the Fund intends to apply this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Fair Value Pricing
The Board of Trustees has also developed procedures which utilize fair value pricing when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Fund holding such assets does not represent fair value. The Fund may also determine the fair value of a security if the Fund or the Adviser believes that the market price is stale.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contacting Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, calling 1-800-860-3863 or at the Fund’s website www.muhlenkamp.com.

9

OPENING AN ACCOUNT
Decide how you will open your account: by mail/overnight delivery or telephone/wire. Initial investment must be at least $1,500. The minimum is $200 for those accounts participating in the Automatic Investment Plan (AIP).

By Mail/Overnight Delivery.	By Telephone/Wire.

BY MAIL: Complete application and send it, along with a check made payable to Muhlenkamp Fund, to:
If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent. You may also fax the account application by calling the transfer agent at 1-800-860-3863 for a fax number. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
U.S. Bank, National Association
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Muhlenkamp Fund
(shareholder registration)
(shareholder account number)
Attn: Mutual Fund Services

OR

OVERNIGHT: Complete application and send it, along with a check made payable to Muhlenkamp Fund, to:
Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

10

ADDITIONAL INVESTMENTS
All additional purchases are subject to a $50 minimum.

By Mail/Overnight Delivery.	By Telephone/Electronic Funds Transfer (EFT) or Wire.	By Automatic Investment Plan (AIP).
BY MAIL: Send check made payable to Muhlenkamp Fund, along with your name and account number to:	You may add to an account by calling the Fund at 1-800-860-3863.	The Automatic Investment Plan requires purchases of at least $50 monthly. Fill out the application, designating the automatic investment option and provide your bank information.
Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	BY EFT: Investments can be automatically transferred from your bank account, if you’ve previously enrolled in the EFT Program.
OR	OR
The Fund automatically deducts payments from your bank account on a regular basis. Any request to change or discontinue an Automatic Investment Plan should be submitted to the transfer agent five days prior to the effective date by contacting the transfer agent at 1-800-860-3863 or submitting this request in writing.

OVERNIGHT: Same as above, but use the street address:
BY WIRE: Before sending your wire, please contact the Fund at 1-800-860-3863 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Provide your bank with funds and the following information:

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	U.S. Bank, National Association ABA #075000022 For credit to account #112-952-137 For further credit to shareholder account number Your Name Muhlenkamp Fund Attn: Mutual Fund Services
Make sure to write your account number on your check.

11

SELLING SHARES

How would you like to redeem your shares?

By Mail/Overnight Delivery.	By Telephone.	By Systematic Withdrawal.
BY MAIL: Write to the Fund in care of the transfer agent. Include the names of all the account holders, account numbers, social security or Tax ID Numbers, and signatures of all account holders. Proceeds will be mailed to the address of record that has been used for the account for at least 15 days and made payable to the registered shareholder(s).

You may redeem shares by calling the Fund at 1-800-860-3863. Proceeds will be mailed to the address of record that has been used for the account for at least 15 days and made payable to the registered shareholder(s).

If your account has an account value of at least $5,000*, you may direct the Fund to pay periodic systematic withdrawals. Proceeds will be sent by check each period.

*The $5,000 minimum requirement is waived for IRA accounts.

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	OR	OR
	Proceeds can be electronically transferred to your bank account if you have previously enrolled in the EFT program.	Proceeds of your systematic withdrawals can be electronically transferred to your bank account by enrolling in the Electronic Funds Transfer (EFT) program.
OR	OR
OVERNIGHT: Same as above, but use the street address:	Proceeds can be sent by Federal Wire to your bank account if you have previously enrolled for the Federal Wire option. ($15.00 charge for each wire transfer).
Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

12

SHAREHOLDER SERVICES AND COMMUNICATIONS
Customer Service 1-800-860-3863
Call this number to perform certain account transactions (change your address, purchase/sell shares, etc.), obtain account information and request Fund literature. Representatives are available during the day to receive orders and answer questions regarding your account and the Muhlenkamp Fund in general.

Automated Telephone Service 1-800-860-3863
The Fund’s automated telephone system offers 24-hour access to account information, including balances and last transactions. The daily NAV per share of the Fund is also posted on the system each business day by 6 p.m. Eastern Time. To obtain specific account information, the system will prompt you to establish a Personal Identification Number (PIN) during your initial call. You will be prompted to enter your PIN number for all subsequent calls.

Statements
Each time there is activity in your account, i.e., a purchase or sale, the Fund will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

Financial Reports
Shareholders receive Semi-Annual and Annual Reports detailing the Fund’s portfolio holdings and financial statements, as of June 30, and December 31, respectively, of each year. In an effort to keep Fund expenses to a minimum, the Fund will mail only one report in the event there are multiple accounts with the same social security number or tax identification number at the same address.

Quarterly Newsletter
Shareholders receive a copy of the Muhlenkamp Memorandum each quarter. This newsletter provides commentary on the previous quarter and explains the Adviser’s outlook for the future. Other issues relating to the Adviser’s investment philosophy are also discussed.

Website www.muhlenkamp.com
The Fund’s Prospectus, proxy voting policy, applications, financial reports, current market commentary, Muhlenkamp Methods and back-issues of the Muhlenkamp Memorandum are available.

DISTRIBUTIONS AND TAXES

The Fund pays dividends annually to shareholders, generally in December, from net investment income and any net capital gains that it has realized during the year. For your convenience, dividends and capital gains are automatically reinvested in the Fund, unless you instruct the Fund otherwise. Please refer to the Financial Highlights section of this Prospectus for a history of dividend distributions. Please note that the Fund has paid only five capital gain distributions in its history, totaling $3.51 per share, making it very tax efficient. Even if you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

13

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s then-current net asset value, and to reinvest all subsequent distributions.

For federal tax purposes, the Fund’s income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state income tax. The distributions are taxable when they are paid, whether you take them in cash or participate in the dividend reinvestment program. Each January, the Fund mails you a form indicating the federal tax status of your dividend and capital gain distributions.

Each shareholder must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions. Please see the Fund’s Statement of Additional Information and your own tax adviser for further information.

14

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent annual report which is available upon request.

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED DECEMBER 31, 2000-2004
	2004	2003		2002		2001		2000
NET ASSET VALUE, Beginning of Year		$42.89		$53.55		$48.98		$41.11
Income from Investment Operations:
Net investment loss		(0.02	)(2)	(0.06	)(1)	(0.11	)(1)	(0.08	)(1)
Net realized and unrealized gains (losses) on investments		20.64		(10.60)		4.68		10.28
Total from investment operations		20.62		(10.66)		4.57		10.20
Less Distributions:
From net realized gains		-		-		-		(2.33)
Total distributions		-		-		-		(2.33)
NET ASSET VALUE, End of Year		$63.51		$42.89		$53.55		$48.98
Total Return		48.07%		(19.92%)		9.33%		25.30%
Net Assets, End of Year (in thousands)		$1,157,035		$599,687		$540,416		$267,386
Ratio of Operating Expenses to Average Net Assets(3)		1.18%		1.17%		1.17%		1.28%
Ratio of Net Investment Loss to Average Net Assets		(0.04)%		(0.10%)		(0.14)%		(0.20)%
Portfolio Turnover Rate		9.15%		11.17%		10.52%		32.04%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each year.
(3)	The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, were ___%, 1.18%, 1.18%, 1.21%, and 1.36%, respectively.

How to Read Financial Highlights
The Fund began fiscal 2004 with a net asset value (share price) of $______. In 2004 the Fund lost $_____ per share from net investment income (interest & dividends, less operating expenses). There was an increase of $________ in the value of investments held or sold by the Fund resulting in a net increase of $_______ from investment operations. There was no income distribution or capital gain distribution. This produced a total return of ______% for the Fund for the fiscal year and resulted in a share price of $______ at the end of the year.

As of December 31, 2004, the Fund had approximately $______ billion in net assets. For the year, its net expense ratio was _______% ($________per $1,000.00 in net assets). Net investment loss amounted to _____% of the Fund’s average net assets. The Fund sold and replaced securities valued at ________% of its average long-term portfolio value.

15

[LOGO] WEXFORD TRUST
MUHLENKAMP FUND

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
▪	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide our products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Muhlenkamp Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

NOT A PART OF THIS PROSPECTUS

16

FOR MORE INFORMATION
You can find more information about the Muhlenkamp Fund in the following documents:

Annual/Semi-Annual Report
These reports include a list of the Fund’s investments and financial statements, and also contain a statement from the Adviser discussing market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI dated February ___, 2005 contains more detailed information on all aspects of the Fund and is incorporated by reference into this Prospectus.

To obtain this and other information on the Muhlenkamp Fund free of charge, or to make shareholder inquiries, please contact us:

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: www.muhlenkamp.com

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company File No. 81l-5469

Muhlenkamp Fund Symbol: MUHLX
Muhlenkamp Fund CUSIP Number: 962096103

17

STATEMENT OF ADDITIONAL INFORMATION
for
MUHLENKAMP FUND
A Series of the Wexford Trust

February ___, 2005

MUHLENKAMP FUND (the “Fund”), a series of the Wexford Trust, is an open-end diversified investment management company organized as a business trust.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund’s Prospectus dated February ___, 2005, a copy of which may be obtained without charge from the Fund by writing its corporate offices at 3000 Stonewood Drive, Suite 310, Wexford, PA 15090-8317 or calling 1-800-860-3863.

The Fund’s audited financial statements, accompanying notes and report of the independent accountants for the fiscal year ended December 31, 2004, are incorporated by reference from the Fund’s 2004 Annual Report. Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-860-3863, and for further information may visit the Fund’s website at www.muhlenkamp.com.

Table of Contents

Fund History	3
Investment Objective and Policies	3
Fundamental Investment Restrictions	6
Non-Fundamental Investment Restrictions	8
History and Background of Investment Adviser	8
Distributor	10
Management of the Fund	10
Control Persons and Principal Holders of Securities	13
Management Ownership	13
Investment Advisory Board	14
Brokerage Allocations	14
Code of Ethics	15
Proxy Voting Procedures	15
Anti-Money Laundering Program	15
Net Asset Value Calculation	17
Purchase of Shares	17
Redemption of Shares	20
Federal Income Tax Status	20
Capital Structure	21
Performance Data	21
Financial Information	23
Other Service Providers	24
Appendix	25

Custodian:	Investment Adviser:	Transfer Agent:
U.S. Bank, National Association 425 Walnut St. Cincinnati, OH 45201-1118	Muhlenkamp & Co., Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090-8317 1-877-935-5520 e-mail: fund@muhlenkamp.com	MUHLENKAMP FUND c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 1-800-860-3863

2

Fund History

The Fund is the only series of the Wexford Trust (the “Trust”), which was organized as a Massachusetts Business Trust on September 21, 1987. The Trust is an open-end investment management company established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 6, 1988 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund operates as a diversified fund. This means that with respect to 75% of its assets, the Fund will not invest more than 5% in any single issuer.

Fund capital consists of an unlimited number of shares of beneficial interest having a par value of $.001 each. When issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. All shares are of the same class, and each full share has one vote. Fractional shares are issued to three decimal places, but do not carry voting rights. As a trust, there is no requirement to hold annual shareholder meetings. However, it is intended that special meetings, which may be called upon the request of the owners of 10% of shares outstanding, will be held as needed or required when and as duly called. Approval of a majority of the shares outstanding must first be obtained before changing fundamental policies, to substantially change the contract with its Adviser, to terminate the Fund, or to change any other items on which shareholders are granted such rights by law or under provisions of its Trust Agreement. Two-thirds of the Trustees must have been voted into office by shareholders even though Trustees may fill vacancies without a shareholder vote.

Investment Objective and Policies

The Fund seeks to maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. To pursue this goal, the Fund principally invests in a diversified list of common stocks, unless the stock market environment has risen to a point where the Adviser to the Fund, Muhlenkamp & Co., Inc., (“MCI”), can no longer find equity securities that, in its judgment, it has determined to be undervalued. During such periods, the Fund will invest in fixed income or debt investments until such time as more attractive common stocks can be found for purchase.

MCI believes that the success of a stock is dependent upon, and invariably a reflection of, the quality of a company’s management. Therefore, MCI spends time assessing management’s ability prior to making a commitment to purchase a company’s shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visits to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While MCI feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by MCI are purely subjective in nature. There can be no assurance that MCI will be successful in achieving its investment objectives for the Fund.

It is MCI’s belief that the objective of maximizing total return to shareholders can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if MCI, by its own determination, thinks that the recognition of true business worth has not yet been attained in the stock’s current market quotation. Thus, the Fund serves little purpose for investors who wish to take advantage of short-term fluctuations in its net asset value per share.

3

Consistent with MCI’s objective of seeking to maximize total returns for Fund shareholders, MCI from time to time may also choose to invest some or all of the Fund’s assets in investment grade fixed income or debt investments. Such investments will be purchased and held during periods when MCI is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention. (More detailed information regarding certain types of fixed income investment restrictions is contained in the Appendix of this Statement of Additional Information (“SAI”)).

Additionally, under adverse market conditions, the Fund may take temporary defensive measures such as holding cash reserves, U.S. treasury securities, or money market instruments without limit. In taking such measures, the Fund may not achieve its investment objective. The investment objective of the Fund cannot be changed without a vote of the shareholders.

MCI recognizes that while the Fund remains moderate in size (approximately $1.7 billion in total assets at current market as of the date of this SAI), MCI may have greater flexibility in achieving the Fund’s objective of maximizing total returns. As the Fund grows in size, it may become more difficult for MCI to find securities to invest in that meet the objectives of the Fund. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, the Fund has reserved the right to limit its asset size by discontinuing sales of its shares at any time. The Board of Trustees of the Fund may suspend sales whenever, in its collective wisdom, it believes it necessary in order for the Fund to continue to adhere to its stated objective, or that for other reasons it would be in the best interests of Fund shareholders to do so. It should be clear to investors that MCI believes income can be important in maximizing total returns. MCI is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes (For details, see “Federal Income Tax Status” in this SAI). Fund shareholders should understand that when MCI makes investment decisions, such tax considerations are secondary to its objective of attempting to maximize total returns. This policy is partly based upon a belief by MCI that such taxes and tax rates have little or no bearing on an individual company’s attractiveness as an investment. It is also founded on MCI’s belief that tax rates in general are, or should be, of declining importance to the investment decision-making process, viewed in its widest sense. Tax deferred portfolios like IRA and pension monies, are ideally suited for investment in shares of the Fund for these reasons.

Options

The Fund may purchase and write (i.e., sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge its portfolio and to enhance the Fund’s return. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

4

A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or securities in the index subject to the option at a specified price (the exercise or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the strike price of the option during the period that the option is open.

A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only “covered” options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) designates as collateral, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund’s losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund’s losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedge investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call will be exercised and the Fund will be obligated to sell the security at less than its market value.

The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund’s investments generally will not match the composition of the index.

At this time the Fund does not intend to invest (i.e., purchase or sell call and put options) more than 5% of its net assets in options.

Risks of Hedging and Return Enhancement Strategies

Participating in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options include (1) imperfect correlation between the price of the option and movement in the price of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain “cover” or to segregate securities in connection with hedging transactions.

5

The Fund will generally purchase options on an exchange only if it appears to be a liquid secondary market for such options or futures; the Fund will generally purchase over-the-counter or “OTC” options only if the Adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an option transaction. The inability to close option positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option.

Foreign Securities

Although the Fund typically does not invest in foreign securities, it may do so if MCI deems it appropriate and consistent with the investment objective. Foreign securities include equity securities of non-U.S. companies and corporate and government fixed income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts.

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.

Fundamental Investment Restrictions

The Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares as set forth in its By-Laws and in accordance with requirements under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, the Fund will not:

[A]	Invest in the purchase and sale of real estate;

[B]	Invest in futures, commodities or in commodity contracts, restricted securities, mortgages, oil, gas, mineral or other exploration or development programs;

[C]	Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets at the time of such borrowing;

[D]	Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Fund’s assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company;

[E]	Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor;

[F]	Invest or deal in securities that do not have quoted markets;

[G]	Neither alone nor with all other series funds of the Wexford Trust, own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. Government or Government Agency securities;

[H]	Invest 25% or more of its total assets valued at the time of purchase in any one industry or similar group of companies, except U.S. Government securities;

[I]	Maintain margin accounts, purchase its investments on credit or margin, nor leverage its investments, except for normal transaction obligations during settlement periods;

[J]	Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company;

[K]	Sell securities short;

[L]	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter nor invest any Fund assets in restricted securities or issues that have not been registered under the Securities Act of 1933 for sale to the general public. (Note: The Fund may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.); or

[M]	Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item [D] above, the Fund utilizes computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short-term cash balances in shares of other registered investment companies, better known as “money market funds.” The primary investment objective of the money market funds is safety of principal and maximum current income from holding highly liquid, short-term, fixed investments, principally U.S. Government and Agency issues. The Fund will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short-term monies invested at interest only until such time as more permanent reinvestments can practically be made in the ordinary course of business. Cash will be held pending the purchase, sale or reinvestment of the Fund’s assets.

7

Non-Fundamental Investment Restrictions

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund’s Board of Trustees without shareholder approval. Accordingly, the Fund may not:

[A]	Invest in Real Estate Limited Partnerships;

[B]	Invest in warrants in excess of 5% of the Fund’s net assets; no more than 2% of the Fund’s net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

[C]	Hold more than 15% of net assets in illiquid securities; or

[D]	Lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. However, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to the market” daily, and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders’ fees), voting rights, dividend rights, shareholder approval and disclosure. Such lending of portfolio securities must also be within the limitations approved by the Securities and Exchange Commission (“SEC”).

History and Background of Investment Adviser

The Adviser to the Fund is Muhlenkamp & Co., Inc., (“MCI”) pursuant to an investment advisory agreement originally dated July 6, 1988. MCI is a Pennsylvania corporation practicing as an Adviser registered under the Investment Advisers Act of 1940. MCI is substantially owned by Mr. Ronald H. Muhlenkamp, its principal officer, who is also the principal officer and a trustee of the Fund. MCI was incorporated October 1, 1981, succeeding a sole proprietorship of the same name, and has been offering investment advisory services under the direction and control of Mr. Muhlenkamp since 1977. MCI’s principal activity is to provide investment advisory and consulting services to the Fund and to individuals, trusts, pension, profit-sharing, IRA and KEOGH retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S.

Mr. Ronald H. Muhlenkamp, MCI’s principal investment professional, has been employed or active as an Adviser doing investment research or managing investment portfolios since 1970. He is President and Director of MCI, and is the principal in charge of all of its investment management and research activities. Mr. Muhlenkamp received a degree in engineering from the Massachusetts Institute of Technology, and a Masters of Business Administration degree from The Harvard Business School. In addition, Mr. Muhlenkamp is a Chartered Financial Analyst in the Financial Analyst Federation.

8

Prior to his forming MCI, Mr. Muhlenkamp served two years with Berkley Dean & Co., NYC, before spending five years as a portfolio analyst with Integon Corporation, where he assumed responsibility for management of its pension account. While employed at Integon, Mr. Muhlenkamp had the opportunity to extensively study major investment management practices and philosophies of the past 30 years. In 1975, Mr. Muhlenkamp joined C. S. McKee and Company where he was responsible for over 70 investment portfolios. In 1977, Mr. Muhlenkamp left C. S. McKee and Company to form MCI. He is a member of the Economics Club of Pittsburgh.

It is the intention of Mr. Muhlenkamp, when advising the Fund, to follow an approach that is similar to the one he follows in managing individual portfolios, and which has been described herein and in the Fund Prospectus.

MCI will not invest assets of any other managed account in shares of the Fund except as directed in writing by a person unaffiliated with the Fund or with MCI, who has authority to make such direction. Any investments directed to be made in Fund shares will be excluded from managed account assets for fee purposes. Furthermore, MCI, its officers, directors and affiliated persons, will refrain from expressing any opinion concerning the Fund to any other person or persons over whose assets MCI has investment advisory responsibilities and for which services it receives compensation. MCI, as Adviser to the Fund, renders such services under a contract that provides for payment to MCI of a management fee, calculated daily and paid monthly, at the rate of 1% per annum of the Fund’s assets. Effective January 1, 2005, the advisory fee is 0.9% per annum of the Fund’s net assets in excess of $1 billion. This rate is consistent with that being charged by MCI to manage its other client accounts, but is higher than the fee charged by some other investment companies. MCI charges no additional fee such as sales charges (loads) or Rule 12b-1 (distribution) fees. During the fiscal years ended December 31, 2002, 2003 and 2004 the Fund incurred the following amounts of fees payable to MCI pursuant to the advisory contract:

Investment Advisory Fees (incurred for fiscal years ended 12/31)
2002	2003	2004
$6,216,930	$8,112,315

The advisory contract between MCI and the Fund is subject to approval annually by the Fund’s Board of Trustees, including a majority of the Independent Trustees, and is terminable upon 60 days written notice, one party to the other. At a meeting held in person in August 2004, the Board of Trustees, including a majority of Independent Trustees, approved the advisory contract as amended. The amended advisory contract is effective until June 30, 2005. The contract shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by a vote of the Independent Trustees of the Fund’s Board, or by a vote of a majority of the outstanding shares of the Fund. As amended, the advisory contract provides for a breakpoint in the Adviser’s fee from 1% per anum to 0.9% per anum for all net assets in excess of $1,000,000,000. It also resets the maximum reimbursable expenses which can be charged to the Fund from 2% to 1.5% of net assets per annum. When approving the investment advisory contract, the Trustees, including the Independent Trustees, considered a number of factors, including: (1) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by MCI; (2) the rate of the investment advisory fees payable to MCI and a comparison of the fees paid and expenses charged by comparable funds; (3) the compensation (in addition to the investment advisory fees) and other benefits received by MCI and its affiliates; (4) MCI’s profitability and its costs in providing the services; (5) economies of scale realized by MCI; (6) the operating expenses of the Fund; (7) the policies, practices and performance of MCI with respect to portfolio transactions for the Fund; and (8) the actual performance of the Fund.  Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser’s brokerage practices were reasonably efficient. The Board also noted that (a) the Adviser’s staff has provided quality investment service to the Fund; (b) the Adviser continues to provide the Fund with a reasonable potential for profitability and (c) that the nature of the Adviser’s investments were within the scope of the Fund's investment objectives.

9

All employees of the Adviser who perform duties for the Fund remain employees of MCI, which bears all of the employment costs of such staff. If MCI ceases to operate for any reason or assigns the contract, the advisory contract is automatically terminated.

Distributor

On May 30, 2001, Quasar Distributors, LLC, (the “Distributor”) 615 E. Michigan Street, Milwaukee, Wisconsin 53202, was approved to start serving as distributor for the Fund on June 19, 2001. The Distribution Agreement is effective for an initial term of two years and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board of Trustees or vote of a majority of outstanding shares of the Fund. The Board re-approved the Distribution Agreement in May 2004. The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.

Management of the Fund

As a Massachusetts Business Trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the trustees and officers of the Trust are as follows:

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alfred E. Kraft 202 Fan Hollow Rd Uniontown, PA 15401 Age: 68	Trustee	Indefinite Term; Served as Trustee from 1998 to present	An independent management consultant from 1986 to present.	1	None
Terrence McElligott 4103 Penn Ave Pittsburgh, PA 15224 Age: 57	Trustee	Indefinite Term; Served as Trustee from 1998 to present	President of West Penn Brush & Supply, Inc., a wholesale industrial brush sales company, from 1979 to present.	1	None

10

Interested Trustees and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Ronald H. Muhlenkamp* Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 61	President, Trustee	Indefinite Term; Served as President and Trustee from 1987 to present	President and Director of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1987 to present.	1	None
James S. Head Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 59	Vice President, Treasurer	Indefinite Term; Served as Vice President and Treasurer from 1999 to present	Executive Vice President of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1999 to present; Branch Manager, Parker/Hunter Inc., a securities brokerage firm from 1995 to 1999.	N/A	None
John H. Kunkle, III Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 42	Vice President	Indefinite Term; Served as Vice President from 1999 to present	Portfolio Analyst with Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1992 to present.	N/A	None
Jean Leister Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 57	Secretary	Indefinite Term; Served as Secretary from 1992 to present	Executive Assistant with Muhlenkamp & Co., Inc., investment adviser to the Fund, from 1987 to present.	N/A	None
*This trustee is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Muhlenkamp is the President of the Fund’s Adviser.

Board Committees

The Board of Trustees has a standing Audit Committee composed of Alfred E. Kraft and Terrence McElligott, each of whom are Independent Trustees. The Audit Committee reviews the maintenance of the Trust’s records and the safekeeping arrangements of the Trust’s custodian, reviews the audit and non-audit work of the Trust’s independent auditors, and submits a recommendation to the full Board as to the selection of the independent auditors. The Audit Committee met twice during the Fund’s prior fiscal year.

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when price is not readily available. The Valuation Committee has met twice during the Fund’s prior fiscal year. Mr. Kunkle and Mr. Muhlenkamp comprise the Valuation Committee.

11

The Board of Trustees does not have a formal nominating committee; however, the policy of the Board of Trustees is that nominees wishing to serve as independent trustee will be subject to the review of, and selection by, the current Independent Trustees.

Board Interest in the Fund

As of December 31, 2004, the Trustees own the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund ($1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Alfred E. Kraft, Independent Trustee	Over $100,000	Over $100,000
Terrence McElligott, Independent Trustee	Over $100,000	Over $100,000
Ronald H. Muhlenkamp, President and Interested Trustee	Over $100,000	Over $100,000

Trustee Interest in Investment Adviser, Distributor or Affiliates

Neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, own securities beneficially or of record in MCI -- the Adviser, the Distributor or any affiliate of MCI or the Distributor. Accordingly, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates.

Trustee Interest in Any Material Transactions with Investment Adviser, Distributor or Affiliates

During the two most recently completed calendar years (i.e., since January 1, 2002), neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Adviser, the Distributor or any affiliate of the Adviser or Distributor were a party.

Compensation

For the fiscal year ended December 31, 2004, the Trust’s standard method of compensating trustees is to pay each Trustee who is not an interested person of the Trust an annual retainer of $12,000, plus conferences and reimbursable business expenses not expected to exceed $5,000 annually. Additionally, each Trustee who is not an interested person of the Trust receives $500 for each meeting of the Trust’s Audit Committee, plus reimbursable business expenses; the total not expected to exceed $2,500 annually. The table below sets forth the compensation paid by the Trust to each of the current Trustees of the Trust during the fiscal year ended December 31, 2004.

12

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex* Paid to Trustees
Ronald H. Muhlenkamp, Trustee & President**	0	0	0	0
Alfred E. Kraft, Independent Trustee	$14,000	0	0	$14,000
Terrence McElligott, Independent Trustee	$14,000	0	0	$14,000
* The “Fund Complex” includes only the Fund.
** This Trustee is deemed to be an “interested person” of the Trust as defined by the 1940 Act.

Effective January 1, 2005, the Trust will compensate each Independent Trustee with an annual retainer of $25,000, plus conferences, and will reimburse business expenses not expected to exceed $5,000 per Trustee per year. Additionally, each Independent Trustee receives $2,500 per meeting of the Board of Trustees, plus $1,500 per meeting for all other meetings.

Control Persons and Principal Holders of Securities

Control persons are persons deemed to control the Fund because they directly or indirectly own beneficially over 25% of the outstanding voting securities. Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding equity securities. As of _______________, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Company, Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	6,024,389	32.61%	Record

National Financial Services One World Financial Center 200 Liberty St., Floor 5 New York, NY 10281-1003	3,321,760	17.98%	Record

Management Ownership

As of January 31, 2005, all trustees and officers of the Trust as a group owned approximately shares or ___% of the Fund’s outstanding shares.

13

Investment Advisory Board

Although the Fund currently has no Advisory Board, the By-laws of the Fund and each future series of the Trust permit the President of the Fund, with the approval of the Board of Trustees, to appoint up to 15 individuals to assist the President and the Trustees to define and set overall investment strategies in an attempt to reach the Fund’s investment objectives as stated. Members of this Advisory Board will either be individuals of prominence or persons who, in the judgment of the President of the Fund, may be important to its success and growth. The duties of members of the Advisory Board shall be totally external to the daily operation of the Fund itself and such members shall serve at the pleasure of the President. They would have no direct, active contact with the Fund, no knowledge of its daily operations, nor would they be considered control or access persons. They possess only advisory responsibilities that will be sought by the President, the Trustees and by MCI from time to time as they alone deem necessary or desirable.

It is intended, though not a contractual obligation or duty, that one or more members of this Advisory Board may attend and address some or all of the meetings of shareholders, as arranged. Each Advisory Board member will be available to the President of each fund and to MCI from time to time by phone communication, to render advice and counsel, in hopes that such advice and counsel will lead to a more successful investment performance.

In the opinion of the Adviser the combined experience and insight of Advisory Board members tends to support the Fund’s objectives and is expected to prove useful to the Adviser to the Fund.

Brokerage Allocations

It is the Fund’s policy to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Fund and MCI shall be responsible for directing all transactions through brokerage firms of its choice. Further to that policy, all securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit the Fund or MCI from allocating transactions to firms whose brokerage charges may include the cost of providing investment research, or other legally permitted services which the Fund and MCI deem to be necessary and/or valuable to the successful management of Fund assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for the Fund and its shareholders, all factors considered. The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended December 31, 2002, 2003, and 2004 were as follows:

Brokerage Commissions Paid (incurred for fiscal years ended December 31)
2002	2003	2004
$386,322	$297,198

14

Code of Ethics

The Trust and the Adviser have adopted a Code of Ethics (the “Code”) that governs the conduct of employees of the Trust and the Adviser who may have access to information about the Fund’s securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Code requires pre-clearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other clients of the Adviser; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Code are subject to review by the Trustees and could result in severe penalties.

Proxy Voting Procedures

The Board has adopted a Proxy Voting Policy (“Policy”) on behalf of the Fund that reads as follows:

In the past we’ve voted our proxies based upon what we perceived to be the merits of the individual proposals. In most cases, we’ve voted with management (if we don’t like what management’s doing, we wouldn’t own the stock), but in areas such as poison pills and management bonuses, we’ve often voted against management.

The new rule will require us to keep records of our votes, and presumably, would require us to defend those votes at a future date. To better use our time and to simplify this hassle, we have adopted the policy of simply always voting in line with management recommendations.

Conflicts rarely arise between the Adviser and the Fund with respect to proxy voting. Were one to arise, it would be resolved in the best interests of Fund shareholders, and the Adviser typically would disclose such conflict to the Board of Trustees and obtain their consent before voting.

The Fund is required to file Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Fund is available without charge, upon request, by calling toll-free 1-800-860-3863, and on the SEC’s website at www.sec.gov.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT ACT”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

15

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (OFAC), and a complete and thorough review of all new account opening applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT ACT.

Portfolio Holdings Information

MCI and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. However, MCI, or its designee, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in the operation of any other investment program, and (3) the recipient will not provide third-party access to this information. In addition, the Fund’s service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Fund.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Fund’s Chief Compliance Officer. The Chief Compliance Officer will approve the furnishing of non-public portfolio holdings to a third party only if he considers the furnishing of such information to be in the best interest of the Fund and its shareholders. No consideration may be received by the Fund, MCI, any affiliate of MCI or their employees in connection with the disclosure of portfolio holdings information.

16

Net Asset Value Calculation

Shares are sold on a continual basis at the offering price. The net asset value (the “NAV”) per share is computed by dividing the aggregate market value of the Fund’s daily assets, less its liabilities, by the number of Fund shares outstanding. Portfolio securities are valued and NAV per share is determined as of the close of business on the New York Stock Exchange (the “NYSE”), which is currently 4:00 p.m. (EST), on each day the NYSE is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current NAV per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays. In addition, the most recent announcement indicates that it will not be open on the following days: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Furthermore, the NYSE may close on days not included in such announcement.

An example of how the Fund calculated its total offering price per share as of December 31, 2004 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding
$1,157,034,984	=	$63.51
18,219,163

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter and other traded fixed income or debt securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed income or debt securities may be valued on the basis of prices determined in good faith in accordance with procedures approved by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Such procedures would commonly include pricing on a yield-to-maturity basis as compared with similarly traded fixed income or debt securities. Money market instruments are valued at cost, which approximates market value unless the Board of Trustees determines that such is not a fair value. The sale of common shares of any series fund will be suspended during periods when the determination of its NAV is suspended pursuant to rules or orders of the SEC, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

Purchase of Shares

Initial Purchases

Investors may begin an investment in Fund shares with $1,500 by simply completing and signing the Fund’s application form. The $1,500 minimum is reduced to $200 for those new accounts participating in the Automatic Investment Plan (AIP). The Fund may waive its minimum investment requirement for employer-sponsored retirement plans. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Return the form to: MUHLENKAMP FUND, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, along with a check made payable to the “MUHLENKAMP FUND.” The Fund will not accept payment in cash or money orders. The Fund will accept payment by cashier’s checks only in amounts of $10,000 or more. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. A copy of the application form is included as part of the Fund’s Prospectus and is available to prospective investors upon request by calling 1-800-860-3863.

17

The offering price of such purchases will be at the NAV per share next determined after receipt by the Fund of a valid purchase order. The date on which the application is accepted by the Fund and the NAV determination as of the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. Payment for shares purchased shall be by check or receipt of good funds by the Fund, which reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. Certified checks are not necessary to purchase Fund shares. There shall be no sales charge for purchase of shares of common stock of the Fund.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s NAV next computed after an authorized broker accepts them, or the broker’s authorized designee.

Minimum Account Balance

By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more; an account value greater than $1,500, or be enrolled in the Automatic Investment Program. Accounts that do no not meet one of these three criterions will be charged a $15 fee. Such fees will be used to lower Fund expenses. The Fund will check accounts and charge this fee annually.

Subsequent Purchases

Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made and sent by mail to MUHLENKAMP FUND, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made by telephone by calling 1-800-860-3863. All subsequent purchases must be made with no less than $50, which is also the minimum for participating in the Automatic Investment Plan. (See Automatic Investment Plan.) These minimum requirements also apply to IRAs, Retirement Accounts and UGMA Accounts and such amounts shall be due and payable in good funds to the Fund on the purchase date. The Fund will not accept payment in cash or money orders. The Fund will accept payment by cashier’s checks only in amounts of $10,000 or more. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. No sales charge shall be made for subsequent purchases.

18

Reinvestments

The Fund will automatically reinvest all dividend distributions to shareholders in additional shares of the requested fund series at an NAV as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares

When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed respectively, in fractions of a share, calculated to the third decimal place. (Example: $1,000 invested at an NAV of $63.51 per share will purchase 15.746 shares.)

Issuance of Share Certificates

The Fund does not issue share certificates, unless specifically requested. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are strongly encouraged to have all shares held in an account maintained by the Fund itself, as is the custom within the mutual fund industry.

Automatic Investment Plan

The Automatic Investment Plan (AIP) allows shareholders to authorize the Fund to debit their bank account for the purchase of Fund shares. Investments can be made at least monthly by automatically deducting $50 or more from the shareholder’s bank account. In order to participate in the Automatic Investment Plan, an account in the Fund must be opened with a minimum of $200 (IRAs included) and an Automatic Investment Plan Application must be completed. Any request to change or discontinue an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date by contacting the transfer agent at 1-800-860-3863 or submitting the request in writing.

Shares will be purchased at the price next determined following acceptance of funds by the Fund. The Fund will send a confirmation for every transaction, and a debit entry will appear on the shareholder’s bank statement. In the event of a cancellation of any purchase due to uncollected funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. For tax purposes, Automatic Investment Plan contributions will be reported as current year contributions.

19

To establish an Automatic Investment Plan for a Fund account, complete the Muhlenkamp Fund Automatic Investment Plan Application and include a voided, unsigned check or a savings deposit/withdrawal slip from the bank account to be debited. This service will become effective 15 days after the Fund accepts the Muhlenkamp Fund Automatic Investment Plan Application in good order.

Redemption of Shares

Shareholders may sell all or a portion of their shares to the Fund on any day a NAV is calculated and such redemptions will be made in the manner as described in detail in the Fund’s Prospectus dated February ___, 2005. All normal voluntary, involuntary or Systematic Withdrawal redemptions are subject to the terms and conditions as set forth in the Prospectus.

If share certificates are issued for any reason and are held by a shareholder requesting the Fund to redeem shares, it is required that such share certificates first be delivered in person or by mail to the Fund in good form for transfer. The share certificates should be mailed to or deposited with the transfer agent of the Fund, and should be accompanied with a written request for redemption. The written request should contain a signature guarantee by an eligible “guarantor institution,” which is a bank, savings and loan association, credit union, or member firm of a national securities exchange. Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned. The Fund shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of the Fund or its agents, to the complete satisfaction of the Fund and its Board of Trustees.

Systematic Withdrawal Plan

Shareholders participating in the Systematic Withdrawal Plan (SWP) may have the proceeds of their redemptions mailed by check to the address of record, or sent by wire or electronic funds transfer directly to the bank account designated on the application. Under most circumstances, payments will be sent on the business day following the redemption, but not later than seven business days after the shares have been redeemed.

Federal Income Tax Status

It is intended that the Fund qualify for and elect the special tax treatment afforded a “regulated investment company” under subchapter M of the Internal Revenue Code. The Fund has so qualified in each of its fiscal years. To qualify, the Fund must: (1) Make an election to be a regulated investment company; (2) Invest and re-invest so that at least 90 percent of its gross income is derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks or securities; (3) Satisfy certain diversification requirements with respect to its assets at the close of each quarter of the taxable year; and (4) Distribute to its shareholders substantially all of its ordinary and capital gain net income.

If the Fund fails to qualify as a regulated investment company under subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under subchapter M would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

20

As a regulated investment company, dividends paid out as distributions to Fund shareholders are derived from interest and dividends the Fund receives and from any net capital gains the Fund may realize during the calendar year. Dividends derived from investment income are taxable to shareholders at ordinary income tax rates when received, regardless of whether received as cash or as additional shares. The information Fund shareholders will require in order to correctly report the amount and type of dividends and distributions on their tax returns will be provided by the Fund early each calendar year, sufficiently in advance of the date for filing a calendar year tax return. To avoid the Fund having to withhold a portion of your dividends, it is necessary that you supply the Fund with needed information, including a valid, correct Social Security or Tax Identification Number.

Capital Structure

Under the terms of the Trust Agreement, each Fund shareholder has one vote per share of beneficial interest in the Trust. A majority of shares, voting in accordance with the terms as set forth in the Trust Agreement and Bylaws: (1) elects a majority of Fund Trustees; (2) must approve the initial and any new advisory contracts; (3) can terminate the Trust; and (4) generally holds powers to determine and/or approve or disapprove fundamental Fund policies. Required shareholder approvals shall be obtained at annual or special meetings duly called and held for such purposes. Trustees are elected to office for an indefinite term and are charged with the responsibility of overseeing the day-to-day operation and affairs of the Fund for shareholders. Trustees may appoint persons to fill vacancies without a meeting or shareholder approval, so long as two-thirds of Trustees then serving have been elected by shareholders.

Performance Data

Calendar Year Average Annual Total Return

The average total return quotations for 1, 3, 5 and 10 years, and since the Fund’s inception ending on December 31, 2003 are as follows:

It equates the initial amount to the Ending Redeemable Value: P(1+T)^(n) = ERV.

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ERV”	=	Represents the Ending Redeemable Value at the end of applicable periods.

21

The Fund measures performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Fund at the NAV at the beginning of the period. Each dividend or other distribution paid by the Fund during such period is assumed to have been reinvested at the NAV on the reinvestment date. The shares then owned as a result of this process are valued at the NAV at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

The Fund’s total return shows its overall dollar or percentage change in value, including changes in share price and assuming the Fund’s dividends and capital gains distributions are reinvested. A cumulative total return reflects the Fund’s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund’s performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual returns for more than one year tend to smooth out variations in the Fund’s return, investors should recognize that such figures are not the same as actual year-by-year results.

Calendar Year Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ATV(D)”	=
Represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on your situation and may differ from those shown. Furthermore, the after tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22

Calendar Year Average Annual Total Return (after Taxes on Distributions and Redemption)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)^(n) = ATV(DR)

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ATV(DR)”	=
Represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

Financial Information

The Fund’s most current financial statements are incorporated by reference from the Fund’s 2004 Annual Report, as filed with the SEC, into this Statement of Additional Information. The 2004 Annual Report will be furnished without charge upon request by calling or writing the Adviser for the Fund at the address on the cover of this Statement of Additional Information. The Annual Report contains further information about the Fund’s performance.

The Fund will mail a Semi-Annual Report to shareholders maintaining an active account on June 30th of each fiscal year. Annual Reports will be mailed to shareholders maintaining an active account on December 31st of each fiscal year. In an effort to keep Fund expenses to a minimum, the Fund will mail only one report in the event there are multiple accounts with the same social security number or tax identification number at the same address.

23

Other Service Providers

Fund Administration

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Fund. As such USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.

Under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Fund at an annual rate of 7 basis points (0.07%) on the first $350 million, 6 basis points (0.06%) on the next $400 million and 4 basis points (0.04%) on the balance of the daily average net assets of the Fund. Fees are billed to the Fund on a monthly basis. During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund incurred the following fees payable to USBFS pursuant to the Fund Administration Servicing Agreement:

Fund Administration Fees (incurred for fiscal years ended 12/31)
2002	2003	2004
$411,426	$511,052

Fund Accounting and Transfer Agent

USBFS, serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement. Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accounting fee which will be billed on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS will receive a transfer agent fee which will be billed on a monthly basis.

Custodian

The Custodian for the Fund is U.S. Bank, National Association, 425 Walnut Street, Cincinnati, OH 45201. As Custodian, U.S. Bank, National Association holds all of the securities and cash owned by the Fund. USBFS and U.S. Bank are affiliates of the Distributor.

Independent Accountants

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 serves as the independent registered public accounting firm for the Fund.

24

Appendix

Bond Rating Categories as Defined by Standard & Poor’s (S&P’s) are quoted in part and inserted herein for the information of potential investors in the Fund as a reference as follows:

 S&P’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P’s from other sources it considers reliable. S&P’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligor;

III.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA - Debt rated AAA has the highest rating assigned by S&P’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

25

CI - The rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears.

NR - indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.”

26

WEXFORD TRUST
PART C
OTHER INFORMATION

Item 22. EXHIBITS

(a)	Declaration of Trust - Declaration of Trust*
(b)	Bylaws *
(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Declaration of Trust and Bylaws.

(d)	Advisory Agreement*
(e)	Underwriting Agreement *
(f)	Bonus or Profit Sharing Contracts - Not applicable.
(g)	Custody Agreement*
(h)	Other Material Contracts
(i)	Fund Administration Servicing Agreement*
(ii)	Transfer Agent Servicing Agreement*
(iii)	Fund Accounting Servicing Agreement*
(iv)	Power of Attorney - Filed Herewith.
(i)	Opinion and Consent of Counsel*
(j)	Consent of Independent Registered Public Accounting Firm - Not applicable.
(k)	Omitted Financial Statements - Not applicable.
(l)	Agreement Relating to Initial Capital*
(m)	Rule 12b-1 Plan - Not applicable.
(n)	Rule 18f-3 Plan - Not applicable.
(o)	Reserved.
(p)	Code of Ethics for Adviser and Registrant*

* Filed as an exhibit to previously filed Post-Effective Amendments.

Item 23. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 24. Indemnification.

Reference is made to the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

C-1

Item 25. Business and Other Connections of the Investment Adviser.

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated December 31, 2003. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 26. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Glenmede Fund, Inc.
AHA Investment Funds	Guinness Atkinson Funds
Allied Asset Advisors Funds	Harding, Loevner Funds, Inc.
Alpine Equity Trust	The Hennessy Funds, Inc.
Alpine Series Trust	The Hennessy Mutual Funds, Inc.
Alpine Income Trust	Jacob Internet Fund
Alternative Investment Advisors	The Jensen Portfolio, Inc.
Brandes Investment Trust	Kirr Marbach Partners, Funds, Inc.
Brandywine Advisors Fund, Inc.	Kit Cole Investment Trust
Brazos Mutual Funds	Light Revolution Fund, Inc.
Buffalo Funds	LKCM Funds
Buffalo Balanced Fund	Masters’ Select Funds
Buffalo High Yield Fund	Matrix Advisors Value Fund, Inc.
Buffalo Large Cap Fund	Monetta Fund, Inc.
Buffalo Small Cap Fund	Monetta Trust
Buffalo U.S. Global Fund	MP63 Fund
CCM Advisors Funds	MUTUALS.com
CCMA Select Investment Trust	NorCap Funds
Country Mutual Funds Trust	Optimum Q Funds
Cullen Funds Trust	Permanent Portfolio
Everest Funds	Professionally Managed Portfolios
First American Funds, Inc.	Prudent Bear Mutual Funds
First American Insurance Portfolios, Inc.	Rainier Funds
First American Investment Funds, Inc.	SEIX Funds, Inc.
First American Strategy Funds, Inc.	TIFF Investment Program, Inc.
FFTW Funds, Inc.	Wexford Trust
Fort Pitt Capital Funds	Zodiac Trust
Fremont Funds

(b)    To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

C-2

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)    Not applicable.

Item 27. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Muhlenkamp & Co., Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090-8317
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 54202

Item 28. Management Services Not Discussed in Parts A and B.

Inapplicable.

Item 29. Undertakings.

Not applicable.

C-3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Wexford and the State of Pennsylvania on the 15th  day of December, 2004.

WEXFORD TRUST

By: /s/ Ronald H. Muhlenkamp
Ronald H. Muhlenkamp

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on December 15, 2004.

Signature	Title

/s/ Ronald H. Muhlenkamp Ronald H. Muhlenkamp	President and Trustee

Alfred E. Kraft* Alfred E. Kraft	Independent Trustee

Terrence McElligott* Terrence McElligott	Independent Trustee

/s/James S. Head James S. Head	Vice President and Treasurer

/s/ Ronald H. Muhlenkamp Ronald H. Muhlenkamp *Attorney-in-Fact pursuant to the Power of Attorney previously filed.

C-4

EXHIBIT INDEX

Exhibit	Exhibit No.

Power of Attorney	EX-99.h.iv

C-5